UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                      FORM 8-K/A
                                    CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  December  28,  2000
                                                         -------------------
                               InvestAmerica, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)

Nevada                                  000-28303                    87-0400797
-----------------------------     -----------------                  ----------
(State  or  other  jurisdiction     (Commission                  (IRS  Employer
of  incorporation)                   File  Number)         Identification  No.)

1776  Park  Avenue,  #4,  Park  City,  Utah,  U.S.A.     84060
----------------------------------------------------     -----
     (Address  of  principal  executive  offices)     (Zip  Code)

Registrant's  telephone  number,  including  area  code  (435)  615-8801
                                                         ---------------

                                      N/A
                                     ----
         (Former name or former address, if changed since last report.)



ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

In December, 2000, InvestAmerica, Inc. ("INVT") decided to engage new auditors as its independent accountants to audit its financial statements. INVT's Board of Directors approved the change of accountants to Deloitte & Touche, L.L.P. on December 28, 2000.

During INVT's two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Braverman & Company, Certified Public Accountants, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The report on the financial statements prepared by Braverman & Company, Certified Public Accountants, for either of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principals. The decision to change accountants was based on the determination by the Board of Directors that such a step was necessary before proceeding with INVT's reapplication for a Nasdaq Smallcap listing.

INVT provided Braverman & Company, Certified Public Accountants, with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish INVT with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. As the letter from Braverman & Company, Certified Public Accountants, was not available at the time of filing this Current Report on Form 8-K, INVT will file such letter with the SEC within ten (10) business days after the filing of this Current Report on Form 8-K, or within two (2) business days of receipt of such letter, whichever is earlier.

INVT has engaged the firm of Deloitte & Touche, L.L.P. as of December 28, 2000. Deloitte & Touche, L.L.P. was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on INVT's financial statements.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INVESTAMERICA,  INC.
                                  (Registrant)



Date:  January 3,  2001          /s/  Douglas  Smith
                                  -------------------
                                  Douglas  Smith,  President